THIRD AMENDMENT TO CREDIT AGREEMENT

      This Third Amendment to Credit Agreement dated March 13, 2000, but to be effective as provided for in Section 5 below, (this "AMENDMENT"), is among FORTUNE NATURAL RESOURCES CORPORATION, a Delaware corporation (the "BORROWER"), CREDIT LYONNAIS NEW YORK BRANCH, as Agent (the "AGENT"), and the lenders party to the Credit Agreement defined below (the "LENDERS"). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.


                             PRELIMINARY STATEMENTS:

      WHEREAS, the Borrower, the Agent and the Lenders have entered into that certain Credit Agreement dated as of July 11, 1997(as modified and amended from time to time, the "CREDIT AGREEMENT"); and

      WHEREAS, the Borrower has requested and the Agent and Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement to, among other things, extend the Stated-Termination Date from January 11, 2000 to January 31, 2001, and establish a fixed Borrowing Base in the amount of $10,000.00 during the period of time from January 11, 2000 through January 31, 2001 (the "EXTENSION PERIOD").

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

      SECTION 1.AMENDMENT TO SECTION 1.1. Section 1.1 of the Credit Agreement, as such Section was previously amended by the Second Amendment to Credit Agreement dated August 25, 1999, is hereby amended by deleting the existing definition of "Stated-Termination Date" in its entirety and inserting in lieu thereof the following:

                "STATED-TERMINATION DATE means January 31, 2001."

      SECTION 2.AMENDMENT TO SECTION 2.1 (B). Section 2.1(b) of the Credit Agreement is hereby amended by deleting the reference to "$100,000" in the first line thereof, and replacing it with "$10,000" so that as amended Section 2.1(b) shall read as follows:

           "(b) Each Borrowing may only be $10,000 or a greater integral multiple of $10,000 if a Base-Rate Borrowing or $500,000 or a greater integral multiple of $100,000 if a LIBOR-Rate Borrowing;"

      SECTION 3.AMENDMENT TO BORROWING BASE. Notwithstanding the language contained in Section 2.6 or any other Section of the Credit Agreement, during the entire term of the Extension Period, the Borrowing Base shall be fixed at $10,000 and there shall be no redetermination of the Borrowing Base without the prior written consent of the Agent.

      SECTION 4.AMENDMENT TO SECTION 10.3. Section 10.3 of the Credit Agreement, as such Section was previously amended by the First Amendment to Credit Agreement dated November 3, 1997, is hereby amended by deleting the reference to "$1,028,000" and replacing it with "$200,000" so that as amended Section 10.3 shall read as follows:

           "10.3 Coverage of Subordinated Debentures (10-1/2%). The value of all investments of Borrower permitted pursuant to paragraphs 1-8 on Schedule 9.8, plus all cash on hand, to be less than $200,000 at any time during which any Subordinated Debentures (10-1/2%) remain outstanding."

      SECTION 5.CONDITIONS OF EFFECTIVENESS. Upon receipt by the Agent of counterparts of this Amendment duly executed by the Borrower, this Amendment shall be deemed effective on and as of January 11, 2000.

      SECTION 6.REPRESENTATIVES    AND    WARRANTIES.    The   Borrower
represents and warrants as follows:

           (a) The execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, and the consummation of the transactions contemplated hereby and thereby are within the Borrower's powers as a corporation, have been duly authorized by all necessary corporate action and do not (I) contravene the Borrower's articles of incorporation, by-laws or any other charter documents, (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award applicable to the Borrower, (iii) conflict with or result in the breach of, or constitute a default under, any agreement or instrument binding on or affecting the Borrower or any of its properties or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the assets of the Borrower.

           (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or the Credit Agreement, as amended hereby, or for the consummation of the transactions contemplated hereby and thereby.

           (c) This Amendment has been duly executed and delivered by the Borrower. This Amendment and the Credit Agreement, as amended hereby, are the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

      SECTION 7.REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS:

           (a) Upon the effectiveness hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

           (b) Except as specifically amended above, the Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

           (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any rights, power or remedy of any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

      SECTION 8.GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

      SECTION 9.EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

      SECTION 10. NUMBER OF BANKS. Although initially Credit Lyonnais New York Branch is the only Lender party hereto, there may be multiple Lenders party hereto from time to time as a result of one or more assignments pursuant to this Agreement. Accordingly, various provisions contemplate that the Borrowings will consist of multiple loans or otherwise contemplate that more than one Lender is a party hereto. So long as only one Lender is a party hereto, references to multiple loans or Notes shall include a single loan or Note, as the case may be, where appropriate, and references to multiple Lenders shall mean such Lender.

      SECTION 11. FINAL AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT
ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                               FORTUNE NATURAL RESOURCES
                               CORPORATION, a Delaware corporation


                               By:  /s/ J. Michael Urban
                                   -------------------------------------

                               Name: J. Michael Urban
                               Title:  Vice President and CFO



                               CREDIT LYONNAIS NEW YORK BRANCH, as
                               Agent and a Lender


                               By:  /s/ Philippe Soustra
                                   ------------------------------------
                               Name:  Philippe Soustra
                               Title: Senior Vice President